UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 30, 2019
Date of Report (Date of earliest event reported)
Overseas Shipholding Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-06479	13-2637623
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Two Harbor Place 302 Knights Run Avenue, Suite 1200 Tampa, Florida 33602
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (813) 209-0600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (par value $0.01 per share)	OSG	New York Stock Exchange

Item 5.07.    Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of Overseas Shipholding Group, Inc. (the “Company”) was held on May 30, 2019. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Company’s solicitation. The Company had 85,292,751 shares of its Class A Common Stock (“Common Stock”) outstanding and entitled to vote at the Annual Meeting, of which 80,086,787 shares were represented at the meeting by holders present in person or by proxy, constituting 93.89% of the shares of Common Stock outstanding and entitled to vote, and accordingly a quorum was present. There were 11,284,072 broker non-votes. The following summarizes all matters voted on at the Annual Meeting.

1.    Election of Directors. Each nominee was an incumbent director, no other person was nominated, and each nominee was elected, subject to the Company’s Bylaws, as a director of the Company until the next Annual Meeting and until election and qualification of their successors. The tabulation of votes cast was as follows:

	For	Against	Abstention
Douglas D. Wheat	67,408,525	1,394,190	—
Joseph I. Kronsberg	67,451,186	1,351,529	—
Anja L. Manuel	67,422,035	1,380,680	—
Samuel H. Norton	67,474,106	1,328,609	—
John P. Reddy	67,499,287	1,303,428	—
Julie E. Silcock	67,494,986	1,307,729	—
Gary Eugene Taylor	67,431,996	1,370,719	—
Ty E. Wallach	67,467,486	1,335,229	—

2.    Executive Compensation. Stockholders approved, on a nonbinding advisory basis, the resolution to approve the compensation of the Named Executive Officers for 2018 as described in the Compensation Discussion and Analysis section and in the accompanying compensation tables and narrative in the Company’s Proxy Statement. The tabulation of votes cast was as follows:

For	Against	Abstention
60,016,941	8,718,720	67,054

3.    Overseas Shipholding Group, Inc. 2019 Incentive Compensation Plan for Management. Stockholders approved the Overseas Shipholding Group, Inc. 2019 Incentive Compensation Plan for Management as described in the Appendix A section in the Company's Proxy Statement. The tabulation of votes cast was as follows:

For	Against	Abstention
64,400,941	4,341,521	60,253

4. Auditor Appointment Ratification. Stockholders ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm. The tabulation of votes cast was as follows:

For	Against	Abstention
80,033,216	40,490	13,081

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: June 4, 2019	By: /s/ Susan Allan
Susan Allan
Vice President, General Counsel and
Corporate Secretary